June 1, 2001

                               THE NOAH FUND, INC.

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2001


     The following "Privacy Statement" should be inserted after FOR MORE INFORMATION on page 16 of the Prospectus and made page 17:

PRIVACY STATEMENT

At THE NOAH FUND, we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

     o    Account applications and other required forms,

     o    Written, oral, electronic or telephonic communications and

     o    Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safe guards that comply with federal standards to guard nonpublic personal information of our customers.


     This supplement and the Prospectus dated March 1, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated March 1, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-794-NOAH (1-800-794-6624).